Shareholder Letter Q1 2025

Results Summary Coursera results for the three months ended March 31, 2025. Numbers are rounded for presentation purposes. Segment gross profit is defined as segment revenue less content costs in our unaudited condensed consolidated financial statements. Starting in Q1 2025, we have simplified our segment reporting, with degrees product results incorporated into our Consumer segment. A reclassification table for current results and two years of historicals is included in the Appendix. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the Appendix. Q1 2025 Shareholder Letter 2 Key Financial Measures Q1 2025 Revenue Revenue of $179.3 million increased by 6% from the prior year on growth in both our Consumer and Enterprise segments. $179.3M ↑ 6% Y/Y Net income (Loss) Net loss was $(7.8)M, or (4.4)% of revenue. Non-GAAP Net income was $19.7 million, or 11.0% of revenue. $(7.8)M (63)% Y/Y 4.4% Net loss margin, ↑ 820 bps Y/Y Adjusted EBITDA Non-GAAP Net income was $19.7 million, or 11.0% of revenue, and Adjusted EBITDA was $18.7 million, or 10.4% of revenue. We continue to demonstrate our ability to grow with leverage, as well as discipline in managing our cost structure. $18.7M ↑ 125% Y/Y 10.4% Adjusted EBITDA Margin, ↑ 550 bps Y/Y Net cash provided by operating activities Net cash provided by operating activities was $33.5 million, up 37% year-over-year. $33.5M ↑ 37% Y/Y Free Cash Flow (“FCF”) Generated $25.3 million of FCF, up 40% from the prior year period. This was our strongest quarter of cash performance to date. $25.3M ↑ 40% Y/Y Operating Segment Performance Consumer Revenue Consumer revenue of $117.6 million increased by 5% from the prior year, driven by new registered learners and Coursera Plus subscriptions. $117.6M ↑ 5% Y/Y Consumer Gross Profit Consumer segment gross profit was $72.4 million, up 9% Y/Y, and represented a 62% gross profit margin, up 190 bps Y/Y on learner engagement with content that has lower revenue share arrangements. $72.4M ↑ 9% Y/Y 62% gross profit margin, ↑ 190 bps Y/Y Enterprise Revenue Enterprise revenue of $61.7 million was up 7% year-over-year, driven by growth in our business and campus verticals. $61.7M ↑ 7% Y/Y Enterprise Gross Profit Enterprise segment gross profit was $43.2 million, up 10% Y/Y, and represented a 70% gross profit margin, up 200 bps Y/Y on learner engagement with content that has lower revenue share arrangements. $43.2M ↑ 10% Y/Y 70% gross profit margin, ↑ 200 bps Y/Y

To our shareholders, Q1 2025 Shareholder Letter 3 Coursera is off to a solid start in 2025. First quarter revenue grew 6% year-over-year to $179.3 million. We delivered 820 basis points of improvement on net loss margin, as well as 550 basis points of Adjusted EBITDA Margin expansion. Further, we generated $33.5 million of net cash provided by operating activities and $25.3 million of Free Cash Flow, up 37% and 40% year-over-year, respectively. We are demonstrating our ability to scale our business with discipline as we invest in driving durable, long-term growth. This quarter, we welcomed more than seven million learners, marking a first quarter record and underscoring the global demand for job-relevant skills and trusted credentials. To better serve our global learner and customer base, we are starting to implement thoughtful changes to our operating model, focused on driving more innovation and engagement throughout our learner experience, more rapid product development cycles, and a data-driven approach to continuous improvement in all aspects of our business. As part of this effort, we have simplified our business model and segment reporting. We are combining the Consumer and Degrees segments, as both support Consumer learners around the world. By focusing on an integrated learner journey, we are working to ensure that investments in platform capabilities, marketing and discovery, or the next breakthrough learning experience, allow us to serve the broadest audience of learners throughout all stages of advancing their careers. It remains early in the year, but we are confident in the clear direction we are taking and Courseraʼs role in shaping the future of education. Our full year growth expectations have improved following our solid first quarter, and we now expect to deliver 2025 revenue of $725 million at the midpoint of the range. Our foundational elements are in place: solid financial performance with a strong balance sheet, an expanding ecosystem with distinct assets and global scale, and a growing market opportunity to serve both individuals and institutions with an integrated platform. We are focused on unlocking Courseraʼs next chapter of innovation and growth, while building a world-class business for the benefit of our shareholders and the millions of learners we serve. We look forward to sharing our continued progress on our growth strategy as the year proceeds. Coursera results for the three months ended March 31, 2025. Numbers are rounded for presentation purposes. Refer to the Outlook section for a complete discussion of Q2 and Full Year 2025 guidance. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the Appendix. Growth priorities In the coming quarters, our growth strategy will be centered around three key priorities: ● Product innovation: We are committed to making focused improvements in our learner experience in order to rapidly unlock access to world-class education and career opportunities. This means accelerating product development cycles, leveraging advanced AI and data-driven insights, and continuously enhancing our platform's capabilities. ● Content engine acceleration: By rapidly growing our catalog of high-quality, job-relevant courses with more leading content creators, we can meet the fast-changing skill requirements of learners looking to transform their careers, as well as companies needing to transform their businesses through their most important asset: their people. ● Enhancing go-to-market capabilities: We aim to guide individual learners more effectively through improved discovery, onboarding, and a clear value proposition. Our recent efforts in career-based discovery is just the start. This, combined with optimizing our Enterprise channels, enables us to efficiently reach and serve our customers. Greg Hart President and Chief Executive Officer Ken Hahn Chief Financial Officer

Ecosystem expansion

Our growing base of learners and Enterprise customers continues to attract trusted content creators, from world-class universities to industry leaders. These creators are valued by learners for their academic rigor, industry expertise, and real-world relevance. As demand for career-aligned education grows, we believe top universities and industry partners will increasingly view Coursera as a strategic platform to extend their reach and impact.

Coursera ecosystem


Branded Content
9,800+
Courses
Platform
Reach + Data + Tech
175M+
Registered Learners
1,651
Paid Enterprise Customers
Learners & Enterprise Customers
350+
Content Creators
Trusted Creators
Stanford University
Google
Meta
IBM

Global reach

Coursera's global reach not only drives scale, but creates powerful opportunities for localization, enabling us to tailor content, language, and experiences to meet the needs of learners and labor markets in different regions. Over time, we have attracted more than 175 million learners, with the U.S., India, Mexico, and Brazil among our largest markets.

Additionally, many working adults access learning in institutional settings. We now serve over 1,650 Paid Enterprise Customers spanning businesses, governments, and campuses. Our customers partner with Coursera for high-quality content and skills training, as well as a robust set of platform capabilities that can meet the unique needs of each vertical with a shared foundation. This includes driving skills transformation for employees, enabling government workforce development at scale, as well as powering academic innovation.

Coursera data as of March 31, 2025.

coursera Q1 2025 Shareholder Letter 4

Registered Learners


in millions
% Y/Y change
+21%
129.4
Q2'23
+20%
135.9
Q3'23
+20%
141.9
Q4'23
+20%
148.5
Q1'24
+20%
155.1
Q2'24
+19%
162.1
Q3'24
+19%
168.2
Q4'24
+18%
175.3
Q1'25

Paid Enterprise Customers


% Y/Y change
+35%
1,291
Q2'23
+21%
1,315
Q3'23
+19%
1,369
Q4'23
+18%
1,480
Q1'24
+17%
1,511
Q2'24
+19%
1,564
Q3'24
+18%
1,612
Q4'24
+12%
1,651
Q1'25

Coursera data as of March 31, 2025. Numbers are rounded for presentation purposes and percentages refer to year-over-year change. Refer to the Key Business Metrics page for definitions and more information.

coursera
Q1 2025 Shareholder Letter 5

Content engine

Content is the engine of our business and the foundation of our ecosystem. Our catalog now includes nearly 10,000 courses, growing by 37% over the past year. We are building a faster, more agile content model that preserves the value of our credible, high-quality brands and meets the rapid pace of skills development for real-time learner and business needs. This includes new content creators, formats, and domains, such as healthcare micro-credentials.

Broad catalog

Our branded catalog is uniquely capable of serving learners throughout multiple stages of their careers. Whether it's a standalone course, a professional certificate, or a college degree, our job is to deliver the right content, at the right time, to support each learner's personal goals. We are focused on building an integrated, end-to-end learner journey in order to provide course, credential, and skill recommendations across different levels of career progression and expertise.

2,000+	9,800+	1,300+	150+	50+
Projects	Courses	Specializations	Certificates	Degrees

Generative AI skills

A key offering is our catalog of generative AI content and credentials. Our content creators, many of which are the world's leading AI companies, have launched nearly 700 AI courses as they look to meet the growing demand for these skills. So far this year, we are seeing 12 enrollments per minute in AI content, up from one per minute in 2023 and eight per minute in 2024.


Google AI Essentials course
Build essential AI skills to boost productivity, zero experience required.

In April 2024, Google launched AI Essentials, a course designed to help learners across roles and industries gain valuable AI skills and hands-on experience with AI tools to boost productivity. It was the most popular course on Coursera in 2024, with over one million enrollments to date.

Entry-level Professional Certificates

We continue to expand our catalog of entry-level Professional Certificates. This year, we have launched five new certificates from industry partners (below), expanding our total catalog to 90 certificates. These certificates provide our learners with a pathway to entry-level jobs in fields such as software development, cybersecurity, data science, business, and healthcare, while students can increasingly earn college credit. More than 30 of our certificates in this catalog have received one or more credit recommendations.

- Adobe Marketing Specialist
- DeepLearning.AI Data Analytics
- IBM Java Developer
- Johns Hopkins Medicine Medical Office Manager
- Microsoft Python Development

Coursera content and product information as of the Q1 2025 earnings report on April 24, 2025. Numbers are rounded for presentation purposes. Content and credential figures exclude suspended partner content that is not currently discoverable or available on platform. The number of degrees reflects master's, bachelor's, and postgraduate diploma programs with multiple tracks as a single count.

coursera Q1 2025 Shareholder Letter 6

Platform innovation

We believe our next chapter of growth will be defined by innovation, and we are committed to accelerating the role our platform will play in shaping the future of learning. Coursera's ecosystem is powered by our platform, which benefits from rapidly expanding global reach, data-driven insights to inform content strategy and skill recommendations, and advanced AI and technology tools to enhance discovery, personalize learning, and empower instructors. We have made strong recent progress building new products and capabilities that demonstrate how we are focused on driving improvements in engagement, retention, and conversion by delivering more valuable experiences for our learners.

AI-powered translations

Coursera started rolling out AI-powered text translations in 2023, which have enabled nearly three million learners to access more than 5,000 courses across 26 languages. In April, we announced the next phase of our translation initiative with the launch of more than 100 AI-dubbed courses in Spanish, French, German, and Brazilian Portuguese.


Audio
English (Original)
Español (Generado por IA)
Français (Généré par IA)
Deutsch (KI-generiert)
Português (Gerado por IA)

Now, learners cannot just read, but hear courses in their native language, with natural voice, tone, and lip sync; a remarkably better experience than conventional dubbing. In the initial text-based phase, learners completed translated courses at higher rates and nearly 25% faster compared to those offered only in the original language.

With the advancements in audio, we are excited about the possibility of driving stronger engagement and better outcomes. Over the course of this year, we will expand the breadth of courses and range of languages available with AI dubbing as we continue our efforts to bring the world's best education to learners everywhere.

Coursera Coach

Coursera Coach started as a learning assistant, but is rapidly expanding in breadth and depth. It is becoming core presence across our platform, with expanding features in career guidance and discovery, instructional design, and customer support. In the fourth quarter, we introduced Coach Dialogues, which allow instructors to incorporate personalized, interactive learning experiences throughout their courses, acting as an extension of their teaching to help learners think more deeply about course material and concepts.


coursera
coach
Hi, Alex!
How can I help?
Foundations of generative AI

The early signals are promising, showing a significant impact in learner engagement for courses with Dialogues. Dialogues are generally available as of the first week of April, and we will be closely monitoring performance as we seek to drive broad adoption of this new capability across our catalog.

Coursera product information as of the Q1 2025 earnings report on April 24, 2025.

coursera Q1 2025 Shareholder Letter 7

Career-based discovery maps our broad selection of trusted credentials to in-demand job roles and critical skills Q1 2025 Shareholder Letter 8 Product Spotlight Coursera product information as of the Q1 2025 earnings report on April 24, 2025. Enhanced onboarding allows us to better understand learner goals and provide more personalized recommendations Role description pages for 60 in-demand job roles map pathways to recommended credentials based on expertise Localized labor market insights provide median salary and job availability in up to 40 countries

Coursera product information as of the Q1 2025 earnings report on April 24, 2025. Q1 2025 Shareholder Letter 9 Career-based discovery Courseraʼs prominence as a global destination for career-motivated learning attracts a broad range of learners. From our survey data, we know that the majority of learners looking to start or switch their careers do not know what they need to learn, or where to begin. Historically, our search and discovery experience has emphasized the breadth of our offerings. We know we have an opportunity to better understand our learners' goals, help guide them on what roles can be learned fully online, and illuminate how high-quality education and credentials can provide a pathway to a more satisfying and rewarding career. Starting in the fourth quarter, we began testing an improved career-based discovery experience that maps our broad selection of credentials to specific job roles and skills. The new experience, which continues to be rolled out globally, includes an improved onboarding experience, allowing us to better understand learner goals and tailor personalized recommendations. Additionally, we have created approximately 60 role description pages, which provide credential recommendations across different levels of career progression and expertise, as well as localized salary and job data for approximately 40 countries. The preliminary results are showing positive impacts in our paid learner conversion. We expect to rapidly expand these early features, with a wider selection of roles, a deeper understanding of learner goals to personalize guidance and recommendations, and a clear learning and career progression: from beginner courses, to industry certificates, and college degrees. We believe this is an experience that Coursera is uniquely capable of creating.

Q1 2025 financial results

$179.3M

Revenue
↑ 6% Y/Y

$(7.8)M

Net loss
↑ 13.5M Y/Y

(4.4)% Net loss Margin
↑ 820 bps Y/Y

$18.7M

Adjusted EBITDA
↑ 125% Y/Y

10.4% Adjusted EBITDA Margin
↑ 550 bps Y/Y

$33.5M

Net cash provided by operating activities
↑ 37% Y/Y

$25.3M

Free Cash Flow
↑ 40% Y/Y

$66.5M

TTM Free Cash Flow
↑ 165% Y/Y

Revenue

We delivered solid first quarter results, extending our strong track record of operating with discipline as we seek to reignite our growth trajectory. Revenue was $179 million, up 6% year-over-year. Growth was driven by both our Consumer and Enterprise segments, which were up 5% and 7% year-over-year, respectively. Our expectations for full year growth have improved as we begin to implement new operating capabilities and a focused set of initiatives.



+23%
153.7
99.5
54.2
Q2'23
+21%
165.5
110.7
54.9
Q3'23
+19%
168.9
110.6
58.3
Q4'23
+15%
169.1
111.6
57.5
Q1'24
+11%
170.3
111.6
58.7
Q2'24
+6%
176.1
115.7
60.4
Q3'24
+6%
179.2
116.9
62.3
Q4'24
+6%
179.3
117.6
61.7
Q1'25
Consumer segment
Enterprise segment
in millions
% Y/Y change

Coursera results for the three months ended March 31, 2025. Percentages refer to year-over-year change and numbers are rounded for presentation purposes. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the Appendix.

coursera

Q1 2025 Shareholder Letter 10

Gross profit

GAAP gross profit was $97.9 million, up 9% year-over-year. This represented a 55% gross profit margin, up from 53% in the prior year period. Non-GAAP gross profit was $100.1 million, up 9% year-over-year. This represented a non-GAAP 56% gross profit margin, up from 54% in the prior year period. The expansion in our gross profit margin was driven by increased learner demand and engagement with content that has been produced under new production arrangements with a lower cost content. We continue to invest in new content production arrangements that can deliver more value for our learners, customers, and content creators, as well as drive favorable economics and long-term benefits to our business model.


GAAP
52.9%
54.6%
+15%
+9%
89.5
97.9
Q1'24
Q1'25
Non-GAAP
54.2%
55.8%
+15%
+9%
91.7
100.1
Q1'24
Q1'25
Gross profit margin %
Gross profit $
in millions
% Y/Y change

Operating expense

GAAP operating expense was $112.3 million, or 62.7% of revenue, down 780 basis points year-over-year. Non-GAAP operating expense was $87.0 million, or 49% of revenue, an improvement of 370 basis points from the prior year period, reflecting our disciplined approach to managing our cost structure while balancing investments intended to drive long-term, durable growth.


GAAP
71%1
63%
21%
34%
15%
16%
32%
15%
Q1'24
Q1'25
Non-GAAP
52%
49%
13%
29%
10%
11%
29%
8%
Q1'24
Q1'25
Research and development
Sales and marketing
General and administrative
% of revenue

1. Includes restructuring expense of approximately 1% of revenue.Coursera results for the three months ended March 31, 2025. Percentages refer to year-over-year change, unless otherwise specified, and numbers are rounded for presentation purposes. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the Appendix.

coursera

Q1 2025 Shareholder Letter 11

Net income (loss)

We have a strong record of successfully managing our cost structure, including pacing our investments with the trajectory of our top-line. In the first quarter, GAAP net loss was $(7.8) million, or (4.4)% of revenue. Non-GAAP Net income was $19.7 million, or 11.0% of revenue.



Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
GAAP Net loss $
GAAP Net loss margin %
in millions
(31.7)
(32.1)
(20.4)
(21.3)
(23.0)
(13.7)
(21.6)
(7.8)
(20.7)%
(19.4)%
(12.1)%
(12.6)%
(13.5)%
(7.8)%
(12.1)%
(4.4)%

Adjusted EBITDA

First quarter Adjusted EBITDA was $18.7 million, or 10.4% of revenue. While we remain pleased with our strong bottom-line performance in the first quarter, our long-time operating practice as it relates to EBITDA is not focused on optimizing results for any single quarter. Rather, we set an annual EBITDA Margin target and work within that framework to invest in our most productive growth opportunities. This practice provides us with the flexibility to make the right long-term decisions quarter-to-quarter, while demonstrating our commitment to operating with discipline and driving scale in our model every year.



(1.9)%
(3.2)%
3.4%
4.9%
6.1%
7.6%
5.3%
10.4%
(2.9)
(5.3)
5.7
8.3
10.4
13.3
9.5
18.7
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Adjusted EBITDA $
Adjusted EBITDA Margin %
in millions

Coursera results for the three months ended March 31, 2025. Numbers are rounded for presentation purposes. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the Appendix.

coursera

Q1 2025 Shareholder Letter 12

Cash flow and balance sheet

This was our strongest quarter of cash performance to date. Net cash provided by operating activities was $33.5 million, up 37% year-over-year. We generated $25.3 million in Free Cash Flow, up 40% year-over-year, driven by revenue growth as well as operating expense discipline. For the first quarter, our Free Cash Flow computation included over $4 million in purchases of content assets, which we treat similarly to other categories of capital expenditures.



Cash and cash equivalents
Net cash provided by operating activities
Free Cash Flow
in millions
717
721
722
725
709
719
726
748
(6.4)
(12.2)
19.8
13.5
11.6
5.7
24.5
18.1
23.9
17.0
27.8
16.7
19.2
7.4
33.5
25.3
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

Our cash performance bolstered our already healthy balance sheet. As of March 31, 2025, we had approximately $748 million of unrestricted cash and cash equivalents, with no debt. We are operating from a position of financial strength and remain focused on executing on our long-term strategy. Our capital allocation framework emphasizes the strategic optionality and stability provided by our strong financial position, which we believe is particularly valuable given the industry's rapid recent transformation, as well as our desire to establish a leadership position.

Coursera results for the three months ended March 31, 2025. Percentages refer to year-over-year change and numbers are rounded for presentation purposes. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the Appendix.

coursera Q1 2025 Shareholder Letter 13

Operating segments Q1 2025 Shareholder Letter 14 Beginning with the first quarter of 2025, we are introducing a segment reporting simplification that reflects a refinement in our business model. Going forward, our degrees results will no longer be reported as a segment. Degrees is now a product within our Consumer segment. As a result, we are no longer disclosing the number of Degrees Students as it will not provide a meaningful indication of Consumer segment performance. Our new reporting is designed to simplify our structure, reflect the learner journey at the center of our decision-making, and focus the investments we are making in a unified, end-to-end platform experience across all product categories, from standalone courses to college degrees. This simplification has no impact on the reporting of the Enterprise segment or the consolidated results. A reclassification table of historical results for 2023 and 2024 is available in the Appendix. Consumer Enterprise $117.6M Revenue ↑ 5% Y/Y $61.7M Revenue ↑ 7% Y/Y $72.4M Segment gross profit ↑ 9% Y/Y $43.2M Segment gross profit ↑ 10% Y/Y 62% Segment gross profit margin ↑ 190 bps Y/Y 70% Segment gross profit margin ↑ 200 bps Y/Y 7.1M New Registered Learners ↑ from 6.6M in Q1ʼ24 91% Net Retention Rate (“NRR”) ↑ 400 bps Q/Q 175.3M Total Registered Learners ↑ 18% Y/Y 1,651 Paid Enterprise Customers ↑ 12% Y/Y Coursera results for the three months ended, or as of, March 31, 2025. Numbers are rounded for presentation purposes. Segment gross profit is defined as segment revenue less content costs in our unaudited condensed consolidated financial statements. Refer to the Key Business Metrics page for definitions and more information.

Consumer performance

Consumer revenue of $117.6 million increased by 5% from the prior year, driven by new registered learners and Coursera Plus subscriptions. Segment gross profit was $72.4 million, up 9% year-over-year. This represented a 62% gross profit margin, up 190 basis points from the prior year. The margin expansion was driven by an increase in learners engaging with content that has a lower revenue share.


57.9%
57.3%
58.7%
59.7%
59.7%
59.3%
60.0%
61.6%
23%
25%
21%
17%
12%
5%
6%
5%
99.5
110.7
110.6
111.6
111.6
115.7
116.9
117.6
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Consumer revenue
Consumer gross margin
in millions

Enterprise performance

Enterprise revenue of $61.7 million was up 7% year-over-year, driven by growth in our business and campus verticals. Segment gross profit was $43.2 million, up 10% year-over-year. This represented a 70% gross profit margin, up 200 basis points from the prior year. Similar to Consumer, the expansion was driven by increased learner engagement in content with a lower revenue share.


71.4%
67.6%
68.0%
68.1%
67.9%
70.1%
68.4%
70.0%
24%
14%
15%
10%
8%
10%
7%
7%
54.2
54.9
58.3
57.5
58.7
60.4
62.3
61.7
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Enterprise revenue
Enterprise gross margin
in millions

Percentages refer to year-over-year change. Numbers are rounded for presentation purposes. Segment gross profit is defined as segment revenue less content costs in our unaudited condensed consolidated financial statements. Starting in Q1 2025, we have simplified our segment reporting, with degrees product results incorporated into our Consumer segment. A reclassification table for current results and two years of historicals is included in the Appendix.

coursera
Q1 2025 Shareholder Letter 15

Outlook Actual results may differ materially from Courseraʼs Financial Outlook as a result of, among other things, the factors described under “Forward-Looking Statements” below. We define Adjusted EBITDA as our GAAP net loss excluding: (1) depreciation and amortization; (2) interest income, net; (3) income tax expense; (4) other (income) expense, net; (5) stock-based compensation expense; (6) payroll tax expense related to stock-based compensation; (7) costs and settlement (gains) losses related to significant and non-recurring legal matters, net of insurance recoveries; and (8) restructuring related charges. We define Adjusted EBITDA Margin as Adjusted EBITDA divided by revenue. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the Appendix. Reconciliations are not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, expenses that may be incurred in the future. Stock-based compensation expense-related charges, including employer payroll tax-related items on employee stock transactions, are impacted by the timing of employee stock transactions, the future fair market value of our common stock, and our future hiring and retention needs, all of which are difficult to predict and subject to constant change. Q1 2025 Shareholder Letter 16 Q2 2025 Full year 2025 $179M to $183M Revenue ↑ 5% to 7% Y/Y $720M to $730M Revenue ↑ 4% to 5% Y/Y $11M to $15M Adjusted EBITDA 7.0% Adjusted EBITDA Margin Improvement of ↑ 100 bps Y/Y Weighted average share count Basic: 162 million Diluted 166 million Weighted average share count Basic: 163 million Diluted: 168 million Q2 and full year 2025 guidance Our historical guidance practice entering a new year has been to provide some incremental color on the composition and pace of our business, including one-time segment growth rates. In the first quarter, we assessed our business model and market opportunities, and started to refine our operating capabilities and the prioritization of initiatives and investments intended to reignite our growth trajectory. As such, we shared high-level, full year expectations with a commitment to providing a more detailed 2025 outlook, which we are providing today. For Q2 2025, we expect to deliver revenue of $179 million to $183 million, which represents growth of 5% to 7% year-over-year. For Adjusted EBITDA, we expect to deliver $11 million to $15 million during the quarter. For full year 2025, we are updating our revenue guidance following our solid first quarter performance. We expect to deliver revenue of $720 million to $730 million, which represents growth of 4% to 5% year-over-year. From an operating segment perspective, this anticipates single-digit year-over-year growth in our Consumer and Enterprise segments. We expect growth to be weighted towards Consumer, reflecting the stabilization trends we have been driving through operational execution, as well as the unfolding of macroeconomic trends in recent weeks that have created less certainty surrounding the corporate spend environment. Consistent with last quarterʼs commentary, we expect our degrees product performance to decline on a year-over-year basis as we invest in more productive, near-term opportunities that can benefit the broadest number of learners and customers across our platform. For full year 2025, we are targeting an annual Adjusted EBITDA Margin improvement of 100 basis points to 7.0%. As we discussed last quarter, this is a more moderate pace of improvement following several years of aggressive expansion. We remain committed to extending our strong track record of operating with discipline, while providing the optionality and capacity throughout this year to implement new operating capabilities, further differentiate and enhance Courseraʼs leadership position, and in effect, bolster our return to higher growth. We believe our long-term prospects and value creation for shareholders will depend most heavily on us growing and succeeding in our large and attractive markets.

Conference call details Q1 2025 Shareholder Letter 17 As previously announced, Coursera will hold a conference call to discuss its first quarter 2025 performance today, April 24, 2025, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). A live, audio-only webcast of the conference call and earnings release materials will be available to the public on our investor relations page at investor.coursera.com. For those unable to listen to the broadcast live, an archived replay will be accessible in the same location for one year. Disclosure information In compliance with disclosure obligations under Regulation FD, Coursera announces material information to the public through a variety of means, including filings with the Securities and Exchange Commission (“SEC”), press releases, company blog posts, public conference calls, and webcasts, as well as via Courseraʼs investor relations website. About Coursera Coursera was launched in 2012 by Andrew Ng and Daphne Koller with a mission to provide universal access to world-class learning. It is now one of the largest online learning platforms in the world, with 175 million registered learners as of March 31, 2025. Coursera partners with over 350 leading university and industry partners to offer a broad catalog of content and credentials, including courses, Specializations, Professional Certificates, and degrees. Courseraʼs platform innovations enable instructors to deliver scalable, personalized, and verified learning experiences to their learners. Institutions worldwide rely on Coursera to upskill and reskill their employees, citizens, and students in high-demand fields such as GenAI, data science, technology, and business. Coursera is a Delaware public benefit corporation and a B Corp. Contacts Investor Relations Cam Carey, VP of Investor Relations ir@coursera.org Media Arunav Sinha, VP of Global Communications press@coursera.org

Key Business Metrics

	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024
New Registered Learners	7.1 million	6.6 million
Net Retention Rate	91%	94%

	March 31, 2025	March 31, 2024
Total Registered Learners	175.3 million	148.5 million
Paid Enterprise Customers	1,651	1,480

Definitions

Registered Learners

We count the total number of registered learners at the end of each period. For purposes of determining our registered learner count, we treat each customer account that registers with a unique email as a registered learner and adjust for any spam, test accounts, and cancellations. Our registered learner count is not intended as a measure of active engagement. New registered learners are individuals that register in a particular period.

Paid Enterprise Customers

We count the total number of Paid Enterprise Customers that are active on our platform at the end of each period. For purposes of determining our customer count, we treat each customer account that has a corresponding contract as a unique customer, and a single organization with multiple divisions, segments, or subsidiaries may be counted as multiple customers. We define a "Paid Enterprise Customer" as a customer who purchases Coursera via our direct sales force. For purposes of determining our Paid Enterprise Customer count, we exclude our Enterprise customers who do not purchase Coursera via our direct sales force, including organizations engaging on our platform through our Coursera for Teams offering or through our channel partners.

Net Retention Rate ("NRR") for Paid Enterprise Customers

We calculate annual recurring revenue ("ARR") by annualizing each customer's monthly recurring revenue ("MRR") for the most recent month at period end. We calculate "Net Retention Rate" for a period by starting with the ARR from all Paid Enterprise Customers as of the 12 months prior to such period end, or Prior Period ARR. We then calculate the ARR from these same Paid Enterprise Customers as of the current period end, or "Current Period ARR". Current Period ARR includes expansion within Paid Enterprise Customers and is net of contraction or attrition over the trailing 12 months but excludes revenue from new Paid Enterprise Customers in the current period. We then divide the total Current Period ARR by the total Prior Period ARR to arrive at our Net Retention Rate for Paid Enterprise Customers.

coursera

Q1 2025 Shareholder Letter 18

Disclaimer Q1 2025 Shareholder Letter 19 Non-GAAP Financial Measures In addition to financial information presented in accordance with GAAP, this shareholder letter includes non-GAAP gross profit, non-GAAP net income, non-GAAP net income per share, non-GAAP operating expense, Adjusted EBITDA, Adjusted EBITDA Margin, and Free Cash Flow, each of which is a non-GAAP financial measure. These are key measures used by our management to help us analyze our financial results, establish budgets and operational goals for managing our business, evaluate our performance, and make strategic decisions. Accordingly, we believe that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors. In addition, we believe these measures are useful for period-to-period comparisons of our business. We also believe that the presentation of these non-GAAP financial measures provides an additional tool for investors to use in comparing our core business and results of operations over multiple periods with other companies in our industry, many of which present similar non-GAAP financial measures to investors, and to analyze our cash performance. However, the non- GAAP financial measures presented may not be comparable to similarly titled measures reported by other companies due to differences in the way that these measures are calculated. These non-GAAP financial measures are presented for supplemental informational purposes only and should not be considered as a substitute for or in isolation from financial information presented in accordance with GAAP. These non-GAAP financial measures have limitations as analytical tools. Forward Looking Statements This shareholder letter contains forward-looking statements that involve substantial risks and uncertainties. Any statements contained in this shareholder letter that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as: “accelerate,” “anticipate, “believe,” “can,” “continue,” “could,” “demand,” “design”, “estimate,” “expand,” “expect,” “intend,” “may,” “might,” “mission,” “need”, “objective,” “ongoing,” “outlook”, “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements include, but are not limited to, statements regarding our ability to grow with leverage and manage our cost structure; our market opportunity; our next chapter of innovation and growth; our growth priorities; our belief that top universities and industry partners will increasingly view Coursera as a strategic platform to extend their reach and impact; the anticipated features and benefits of our platform and our content model; our expansion of our career-based discovery experience; our planned investments in our content engine capabilities; the continued demonstration of the strength and scaling of our business model; our belief that our long-term prospects and value creation for shareholders will depend most heavily on us growing and succeeding in our large and attractive markets; our ability to enable a new era of education to better meet the needs of a changing global workforce; our ability to invest in our platformʼs multiple growth opportunities while demonstrating leverage and scale in our operating model; our mission to provide universal access to world-class learning; the demand for online learning; the anticipated utility of our non-GAAP financial measures; and our financial outlook for the second quarter of 2025 and full year 2025 , future financial and operational performance, and expectations, among others. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: our ability to attract, engage, and retain learners; our ability to increase sales of our offerings; our limited operating history; the relative nascency of online learning solutions and generative AI; risks related to market acceptance and demand for our offerings; our ability to maintain and expand our existing educator partner relationships and to develop new partnerships; our dependence on our educator partnersʼ content; risks related to our AI innovations and AI generally; our ability to compete effectively; adverse impacts on our business and financial condition due to macroeconomic or market conditions; our ability to manage our growth; regulatory and/or policy matters or changes impacting us or our educator partners; risks related to intellectual property; cybersecurity and privacy risks and regulations; potential disruptions to our platform; risks related to operations, regulatory, economic, and geopolitical conditions; current and future legal proceedings; the impact of actions to improve operational efficiencies and operating costs; our history of net losses and ability to achieve or sustain profitability; natural disasters, public health crises or other catastrophic events; and our status as a certified B Corp, as well as the risks and uncertainties discussed in our most recently filed periodic reports on Forms 10-K and 10-Q and subsequent filings and as detailed from time to time in our SEC filings, particularly under the captions “Risk Factors” and “Managementʼs Discussion and Analysis of Financial Condition and Results of Operations”. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance, or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. Such forward-looking statements relate only to events as of the date of this press release. We undertake no obligation to update any forward-looking statements except to the extent required by law.

Q1 2025 Shareholder Letter 20 Appendix

Condensed Consolidated Statements of Operations Unaudited (in millions, except per share amounts) Q1 2025 Shareholder Letter 21 Three Months Ended March 31, 2025 2024 Revenue $179.3 $169.1 Cost of revenue(1) 81.4 79.6 Gross profit 97.9 89.5 Operating expenses: Research and development(1) 29.5 34.6 Sales and marketing(1) 56.8 57.6 General and administrative(1) 26.9 25.0 Restructuring related charges(1) (0.9) 2.1 Total operating expenses 112.3 119.3 Loss from operations (14.4) (29.8) Other income, net: Interest income, net 7.8 9.6 Other income (expense), net 0.3 (0.3) Loss before income taxes (6.3) (20.5) Income tax expense 1.5 0.8 Net loss $(7.8) $(21.3) Net loss per share—basic and diluted $(0.05) $(0.14) Weighted average shares used in computing net loss per share—basic and diluted 160.7 156.4 (1) Includes stock-based compensation expense as follows: Three Months Ended March 31, 2025 2024 Cost of revenue $0.7 $0.7 Research and development 8.6 11.0 Sales and marketing 4.9 7.9 General and administrative 11.6 8.3 Restructuring related charges (1.6) — Total stock-based compensation expense $24.2 $27.9

Condensed Consolidated Balance Sheets Unaudited (in millions) Q1 2025 Shareholder Letter 22 March 31, 2025 December 31, 2024 Assets Current assets: Cash and cash equivalents $748.0 $726.1 Accounts receivable, net 59.9 59.7 Deferred costs, net 24.2 24.7 Prepaid expenses and other current assets 21.9 20.2 Total current assets 854.0 830.7 Property, equipment, and software, net 37.9 36.9 Operating lease right-of-use assets 2.8 3.0 Intangible assets, net 24.9 24.5 Other assets 31.6 35.2 Total assets $951.2 $930.3 Liabilities and Stockholdersʼ Equity Current liabilities: Educator partners payable $100.5 $101.9 Other accounts payable and accrued expenses 17.4 21.4 Accrued compensation and benefits 17.8 31.6 Deferred revenue, current 184.7 159.7 Other current liabilities 14.1 12.9 Total current liabilities 334.5 327.5 Operating lease liabilities, non-current 3.1 3.0 Deferred revenue, non-current 2.2 1.6 Other liabilities 0.9 0.8 Total liabilities 340.7 332.9 Stockholdersʼ equity: Additional paid-in capital 1,516.3 1,506.7 Treasury stock, at cost (37.8) (49.1) Accumulated deficit (868.0) (860.2) Total stockholdersʼ equity 610.5 597.4 Total liabilities and stockholdersʼ equity $951.2 $930.3 Three Months Ended March 31, 2025 2024 Cash flows from operating activities: Net loss $ (7.8) $ (21.3) Adjustments to reconcile net loss to net cash provided by operating activities: Depreciation and amortization 7.1 6.4 Stock-based compensation expense 24.2 27.9 Impairment of long-lived assets 0.3 — Other (0.2) 0.4 Changes in operating assets and liabilities: Accounts receivable, net (0.1) 8.5 Prepaid expenses and other assets 0.8 (1.6) Operating lease right-of-use assets 0.2 1.5 Accounts payable and accrued expenses (4.2) (0.6) Accrued compensation and other liabilities (12.4) (5.0) Operating lease liabilities — (2.2) Deferred revenue 25.6 10.5 Net cash provided by operating activities 33.5 24.5 Cash flows from investing activities: Proceeds from maturities of marketable securities — 66.0 Purchases of property, equipment, and software (0.5) (0.1) Capitalized internal-use software costs (3.6) (4.1) Purchases of content assets (4.1) (2.2) Net cash provided by (used in) investing activities (8.2) 59.6 Cash flows from financing activities: Proceeds from exercise of stock options 1.2 4.1 Payments for repurchases of common stock — (5.6) Payments for tax withholding on vesting of restricted stock units (6.2) (13.5) Net cash used in financing activities (5.0) (15.0) Net increase in cash, cash equivalents, and restricted cash 20.3 69.1 Cash, cash equivalents, and restricted cash—beginning of period 728.4 658.1 Cash, cash equivalents, and restricted cash—end of period $ 748.7 $ 727.2

Condensed Consolidated Statements of Cash Flows Unaudited (in millions) Q1 2025 Shareholder Letter 23 Three Months Ended March 31, 2025 2024 Cash flows from operating activities: Net loss $(7.8) $(21.3) Adjustments to reconcile net loss to net cash provided by operating activities: Depreciation and amortization 7.1 6.4 Stock-based compensation expense 24.2 27.9 Impairment of long-lived assets 0.3 — Other (0.2) 0.4 Changes in operating assets and liabilities: Accounts receivable, net (0.1) 8.5 Prepaid expenses and other assets 0.8 (1.6) Operating lease right-of-use assets 0.2 1.5 Accounts payable and accrued expenses (4.2) (0.6) Accrued compensation and other liabilities (12.4) (5.0) Operating lease liabilities — (2.2) Deferred revenue 25.6 10.5 Net cash provided by operating activities 33.5 24.5 Cash flows from investing activities: Proceeds from maturities of marketable securities — 66.0 Purchases of property, equipment, and software (0.5) (0.1) Capitalized internal-use software costs (3.6) (4.1) Purchases of content assets (4.1) (2.2) Net cash provided by (used in) investing activities (8.2) 59.6 Cash flows from financing activities: Proceeds from exercise of stock options 1.2 4.1 Payments for repurchases of common stock — (5.6) Payments for tax withholding on vesting of restricted stock units (6.2) (13.5) Net cash used in financing activities (5.0) (15.0) Net increase in cash, cash equivalents, and restricted cash 20.3 69.1 Cash, cash equivalents, and restricted cash—beginning of period 728.4 658.1 Cash, cash equivalents, and restricted cash—end of period $748.7 $727.2

Three Months Ended March 31, 2025 2024 Operating expense - Research and development $29.5 $34.6 Stock-based compensation expense (8.6) (11.6) Payroll tax expense related to stock-based compensation (0.5) (0.8) Non-GAAP operating expense - Research and development $20.4 $22.8 Operating expense - Sales and marketing $56.8 $57.6 Stock-based compensation expense (4.9) (7.9) Payroll tax expense related to stock-based compensation (0.2) (0.4) Non-GAAP operating expense - Sales and marketing $51.7 $49.3 Operating expense - General and administrative $26.9 $25.0 Stock-based compensation expense (11.6) (8.3) Payroll tax expense related to stock-based compensation (0.2) (0.5) Significant and non-recurring legal matters (0.2) - Non-GAAP operating expense - General and administrative $14.9 $16.2 Reconciliation of Non-GAAP Financial Measures Unaudited (in millions) Q1 2025 Shareholder Letter 24 Three Months Ended March 31, 2025 2024 Gross profit $97.9 $89.5 Stock-based compensation expense 0.7 0.7 Amortization of stock-based compensation capitalized as internal-use software costs 1.5 1.5 Non-GAAP gross profit $100.1 $91.7

Three Months Ended March 31, 2025 2024 Net loss $(7.8) $(21.3) Stock-based compensation expense 25.8 27.9 Amortization of stock-based compensation capitalized as internal-use software costs 1.5 1.5 Payroll tax expense related to stock-based compensation 0.9 1.7 Significant and non-recurring legal matters 0.2 — Restructuring related charges (0.9) 2.1 Non-GAAP net income $19.7 $11.9 Weighted-average shares used in computing net loss per share—basic 160.7 156.4 Effect of dilutive securities 4.0 11.9 Weighted-average shares used in computing non-GAAP net income per share—diluted 164.7 168.3 Net loss per share—basic and diluted $(0.05) $(0.14) Non-GAAP net income per share—diluted $0.12 $0.07 Reconciliation of Non-GAAP Financial Measures Unaudited (in millions, except per share amounts) Q1 2025 Shareholder Letter 25 Three Months Ended March 31, 2025 2024 Net loss $(7.8) $(21.3) Depreciation and amortization 7.1 6.4 Interest income, net (7.8) (9.6) Income tax expense 1.5 0.8 Other (income) expense, net (0.3) 0.3 Stock-based compensation expense 25.8 27.9 Payroll tax expense related to stock-based compensation 0.9 1.7 Significant and non-recurring legal matters 0.2 — Restructuring related charges (0.9) 2.1 Adjusted EBITDA $18.7 $8.3 Net loss margin (4.4)% (12.6)% Adjusted EBITDA Margin 10.4% 4.9%

Reconciliation of Non-GAAP Financial Measures Unaudited (in millions) Q1 2025 Shareholder Letter 26 Three Months Ended March 31, 2025 2024 Net cash provided by operating activities(1) $33.5 $24.5 Less: purchases of property, equipment, and software (0.5) (0.1) Less: capitalized internal-use software costs (3.6) (4.1) Less: purchases of content assets (4.1) (2.2) Free Cash Flow $25.3 $18.1 (1) The three months ended March 31, 2025 and 2024 include $5.2 million and $1.8 million in cash payments for restructuring related charges.

Reclassification of Operating Segment Results

(in millions, except percentages)

	Historical Segment Reporting		New Segment Reporting	
			Year Ended December 31,	
	2024	2023	2024	2023
Consumer revenue	$398.1	$365.2	$455.8	$416.2
Y/Y	9%		10%	
Consumer gross profit	$214.3	$193.0	$272.0	$244.0
Consumer gross profit margin	54%	53%	60%	59%
Enterprise revenue	$238.9	$219.5	$238.9	$219.5
Y/Y	9%		9%	
Enterprise gross profit	$163.9	$150.4	$163.9	$150.4
Enterprise gross profit margin	69%	68%	69%	68%
Degrees revenue	$57.7	$51.0		
Y/Y	13%			
Degrees gross profit	$57.7	$51.0		
Degrees gross profit margin	100%	100%		

Beginning Q1 2025, degrees will now be managed within, and incorporated into, the Consumer segment as another product category that supports our learners. This simplification has no impact on the reporting of the Enterprise segment or the consolidated results. The number of Degrees students is no longer being reported, as the metric does not provide a meaningful indication for Consumer segment performance.

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Q1 2025 Shareholder Letter 27